Financial Results for Second Quarter Ended June 30, 2019 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

Pullet Placement Growth In-line with Expected New Capacity Intended Pullet Placements 9,000 8,500 8,000 7,500 7,000 6,500 Thousand Head Thousand 6,000 5,500 5,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 Yr. Avg. . Trailing 8-Month placements average 3.6% above year prior to accommodate oncoming plants in late 2019. Source: USDA 3

Breeder Growth Has Slowed and Egg Production Remains Below 5 Year Average Broiler Type Hatching Layers Egg Production per 100 Layers 60,000 2,000 59,000 1,950 58,000 1,900 57,000 1,850 56,000 1,800 55,000 Eggs 1,750 54,000 Thousand Head Thousand 53,000 1,700 52,000 1,650 51,000 1,600 50,000 1,550 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 Yr. Avg. 2018 2019 5 Yr. Avg. . Growth in hatching layers has been supportive of new capacity. . After significant Y/Y growth in Q1, hatching layer growth has slowed. . Egg production marginally improved for most of 2019, but remains below the 5-yr avg. Source: USDA 4

Hatchery Utilization Remains In Line With 5 Year Average Hatchery Utilization 96.0% 94.0% 92.0% 90.0% % % 88.0% 86.0% 84.0% 82.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 5 Yr. Avg. Source: Agristats 5

Egg Sets Up +1.3% YTD, Hatchability Remains Challenged Chicken Egg Sets Chicken Hatchability by Week - USDA by Week - USDA 240,000 83.0% 82.5% 230,000 82.0% 220,000 81.5% 81.0% 210,000% 80.5% 200,000 80.0% Thousands of Eggs of Thousands 190,000 79.5% 79.0% 180,000 78.5% 170,000 78.0% 5 Year Range 2017 2018 2019 5 Yr. Avg. 5 Year Range 2017 2018 2019 5 Yr. Avg. Source: USDA 6

Chick Placements Up +1.4% YTD Chicken Broiler Placed by Week- USDA 195,000 190,000 185,000 180,000 175,000 Head (000) Head 170,000 165,000 160,000 5 Year Range 2017 2018 2019 5 Yr. Avg. Source: USDA 7

Bigger Bird Categories Continuing to Grow Share Head Processed by Size 100% 15.1% 15.6% 18.3% 90% 19.7% 21.4% 20.9% 21.2% 21.7% 22.5% 80% 19.1% 19.3% 70% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 24.2% 60% 50% 42.9% 40.7% 35.5% 35.0% 40% 32.2% 31.2% 30.4% 30.2% 31.0% 30% 20% 26.9% 26.1% 25.5% 25.3% 24.8% 10% 23.0% 24.4% 22.7% 22.3% 0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 YTD <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA 8

LQ and Wings Driving Total Cold Storage Inventories Lower Total Chicken Inventories 1,000,000 950,000 900,000 850,000 800,000 LBS (000) LBS 750,000 700,000 650,000 2017 2018 2019 3 Yr. Avg. . Total inventories saw little MOM change, but remain below 2018 levels. . Breast meat inventories are still trending near three year average, but saw counter- seasonal inventory build in June. . LQ inventories remain significantly below historical norms. . Wing inventories continue to trend in line with 2017. Source: USDA 9

Cutout Stable in Q2, Above 2018 Levels Cutout Value 110.00 100.00 90.00 80.00 Cents/Lb 73.86 70.00 60.00 50.00 1/4 2/1 3/1 6/7 7/5 8/2 1/18 2/15 3/15 3/29 4/12 4/26 5/10 5/24 6/21 7/19 8/16 8/30 9/13 9/27 11/8 12/6 10/11 10/25 11/22 12/20 5 Year Range 2017 2018 2019 5 Yr. Avg. Source: PPC, EMI 10

Strength in Wings and LQs Continue to Support Cutout, Despite Boneless Breast Lagging USDA Boneless/Skinless Breast NE USDA Tenders NE 215.00 250.00 195.00 230.00 175.00 210.00 190.00 155.00 180.32 170.00 135.00 Cents/Lb Cents/Lb 150.00 115.00 111.67 130.00 95.00 110.00 75.00 90.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2017 2018 2019 5 Year Average 5 Year Range 2017 2018 2019 5 Year Average USDA Leg Quarters NE USDA Whole Wings NE 55.00 240.00 50.00 220.00 45.00 43.51 200.00 40.00 187.57 35.00 180.00 Cents/Lb 30.00 Cents/Lb 160.00 25.00 140.00 20.00 15.00 120.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2017 2018 2019 5 Year Average 5 Year Range 2019 2017 2018 5 Year Average Source: USDA 11

Seasonal Decline Started Early for WOGs, But Still Close to 5 Year Range EMI WOG 2.5-4.0 LBS 120 110 100 90 Cents/Lb. 84.21 80 70 60 1/5 2/2 3/2 6/8 7/6 8/3 1/19 2/16 3/16 3/30 4/13 4/27 5/11 5/25 6/22 7/20 8/17 8/31 9/14 9/28 11/9 12/7 10/12 10/26 11/23 12/21 5 Year Range 2017 2018 2019 5 Year Average Source: EMI 12

Corn Stocks Projected to Decrease in ‘19 Global Corn Stocks Global Corn Stocks/Use Excluding China 16.0% Excluding China (Million Metric Tons) 15.4% 14.9% 140 15.0% 127.7 14.1% 14.1% 130 14.0% 13.9% 116.8 118.9 13.7% 120 14.0% 109.4 107.1 110 103.2 13.0% 12.6% 12.5% 100 94.1 92.8 93.7 90 78.5 12.0% 11.7% 80 73.4 67.9 70 11.0% 10.6% 60 10.2% 50 10.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018e2019p 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018e2019p . Wet and late start to corn planting this summer impacting, plenty of supply remains available. . Stocks/use projected to tighten in 2019. Source: USDA 13

Global Soybean Inventories Remain High Global Soybean Stocks Global Soybean Stocks/Use (Million Metric Tons) 120 35.0% 113.0 32.5% 104.5 33.0% 99.1 100 95.7 31.0% 28.9% 29.3% 29.4% 29.0% 27.6% 80 77.5 78.5 69.9 27.0% 25.7% 25.0% 61.8 25.0% 59.5 57.4 25.0% 60 53.4 22.4% 23.0% 22.0% 44.0 20.8% 40 21.0% 19.9% 19.0% 20 17.0% 15.0% 0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018e 2019p 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018e2019p . Stocks are projected to decline from record highs in ’18 due to late planting start, however plenty of stocks remain available. . Record global soybean stocks has kept key export countries competitive, contributing to a large US soybean supply. Source: USDA 14

Second Quarter 2019 Financial Review . U.S.: Commodity recovered Y/Y , PF solid; MX: Better supply/demand from Main Indicators ($M) Q2-19 Q2-18 more favorable growing conditions and Net Revenue 2,843.1 2,836.7 less pork imports; UK/Europe: Pricing model adjustments and operational Gross Profit 367.9 274.2 improvements generated higher profits. SG&A 88.3 89.1 . SG&A lower due to realized synergies Operating Income 279.6 185.1 despite more brand investments in U.S. Net Interest 30.2 35.4 and MX. Net Income 170.1 106.5 . Adjusted Q2-19 EBITDA reflects Earnings Per Share 0.68 0.43 portfolio, Key Customer strategy, and (EPS) geographical diversification. Adjusted EBITDA* 349.3 259.3 Adjusted EBITDA 12.3% 9.2% Margin* In $M U.S. EU MX * This is a non-GAAP measurement considered by management to be Net Revenue 1,917.0 535.9 390.2 useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and Operating Income 187.0 24.2 68.4 reconciliation to GAAP. Operating Income 9.8% 4.5% 17.5% Margin Source: PPC 15

Fiscal Year 2019 Capital Spending CapexCapex (US$M) (US$M) . Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. . New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Source: PPC 16

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 17

APPENDIX 18

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended June 30, 2019 July 1, 2018 June 30, 2019 July 1, 2018 (In thousands) Net income $ 170,080 $ 106,344 $ 254,205 $ 225,568 Add: Interest expense, net 33,594 35,433 67,156 84,143 Income tax expense 75,547 38,522 95,963 75,519 Depreciation and amortization 71,348 68,643 138,530 136,087 EBITDA 347,125 248,942 549,070 521,317 Add: Foreign currency transaction losses 2,260 5,630 4,896 3,909 Acquisition charges — 125 — 304 Derivative loss — — — — Restructuring activity (43) 1,135 (70) 1,924 Other nonrecurring losses and expenses — 3,298 — 3,298 Minus: Net income (loss) attributable to noncontrolling interest 12 (197) 126 (391) Adjusted EBITDA $ 349,330 $ 259,327 $ 553,770 $ 531,143 Source: PPC. Source: PPC 19

Appendix: Reconciliation of LTM EBITDA

The summary unaudited consolidated income statement data for the twelve months ended June 30, 2019 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the six months ended July 1, 2018 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 30, 2018 and (2) the applicable audited consolidated income statement data for the six months ended June 30, 2019.

PILGRIM'S PRIDE CORPORATION
Reconciliation of LTM Adjusted EBITDA

(Unaudited)	Thirteen Weeks Ended September 30, 2018	Thirteen Weeks Ended December 30, 2018	Thirteen Weeks Ended March 31, 2019	Thirteen Weeks Ended June 30, 2019	LTM Ended June 30, 2019
			(In thousands)		
Net income	$ 29,463	$ (8,227)	$ 84,125	$ 170,080	$ 275,441
Add:					
Interest expense, net	31,093	33,765	30,222	30,150	125,230
Income tax expense	30,848	(20,944)	20,416	75,547	105,867
Depreciation and amortization	71,027	66,975	67,182	71,348	276,532
EBITDA	162,431	71,569	201,945	347,125	783,070
Add:					
Foreign currency transaction losses (gains)	(6,711)	19,962	2,636	2,260	18,147
Acquisition charges	16	—	—	—	16
Restructuring activities	257	2,584	(27)	(43)	2,771
Other nonrecurring losses and expenses	164	16,023	—	—	16,187
Minus:					
Net income (loss) attributable to noncontrolling interest	153	(903)	114	12	(624)
Adjusted EBITDA	$ 156,004	$ 111,041	$ 204,440	$ 349,330	$ 820,815

Source: PPC

Pilgrim's All about great taste.
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Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin
(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended		Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 30, 2019	July 1, 2018	June 30, 2019	July 1, 2018	June 30, 2019	July 1, 2018	June 30, 2019	July 1, 2018
	(In thousands)							
Net income	$ 170,080	$ 106,344	$ 254,205	$ 225,568	5.98 %	3.75 %	4.57 %	4.04 %
Add:								
Interest expense, net	30,150	35,433	60,372	84,143	1.06 %	1.25 %	1.08 %	1.51 %
Income tax expense	75,547	38,522	95,963	75,519	2.66 %	1.36 %	1.72 %	1.35 %
Depreciation and amortization	71,348	68,643	138,530	136,087	2.51 %	2.42 %	2.49 %	2.44 %
EBITDA	347,125	248,942	549,070	521,317	12.21 %	8.79 %	9.86 %	9.34 %
Add:								
Foreign currency transaction losses	2,260	5,630	4,896	3,909	0.08 %	0.20 %	0.09 %	0.07 %
Acquisition charges	—	125	—	304	— %	— %	— %	0.01 %
Restructuring activity	(43)	1,135	(70)	1,924	— %	0.04 %	— %	0.03 %
Other nonrecurring losses and expenses	—	3,298	—	3,298	— %	0.12 %	— %	0.06 %
Minus:								
Net income (loss) attributable to noncontrolling interest	12	(197)	126	(391)	— %	(0.01)%	— %	(0.01)%
Adjusted EBITDA	$ 349,330	$ 259,327	$ 553,770	$ 531,143	12.29 %	9.15 %	9.95 %	9.51 %
Net sales	$ 2,843,085	$ 2,836,713	$ 5,567,760	$ 5,583,391	$ 2,843,085	$ 2,836,713	$ 5,567,760	$ 5,583,391

Source: PPC

Pilgrim's All about great taste.

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Appendix: Reconciliation of Adjusted Net Income A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended June 30, 2019 July 1, 2018 June 30, 2019 July 1, 2018 (In thousands, except per share data) Net income attributable to Pilgrim's Pride Corporation $ 170,068 $ 106,541 $ 254,079 $ 225,959 Adjustments, net of tax: Loss on early extinguishment of debt — 1,513 — 8,823 Acquisition charges and restructuring activities (33) 954 (53) 1,686 Foreign currency transaction losses 1,710 4,260 3,704 2,957 Income before loss on early extinguishment of debt, acquisition charges and restructuring activities, and foreign currency transaction losses $ 171,745 $ 113,268 $ 257,730 $ 239,425 Weighted average diluted shares of common stock outstanding 249,636 249,057 249,603 249,025 Income before loss on early extinguishment of debt, acquisition and restructuring activities and foreign currency transaction losses per common diluted share $ 0.69 $ 0.45 $ 1.03 $ 0.96 Source: PPC. Source: PPC 22

Appendix: Adjusted EPS Bridge A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended June 30, 2019 July 1, 2018 June 30, 2019 July 1, 2018 (In thousands, except per share data) GAAP EPS $ 0.68 $ 0.43 $ 1.02 $ 0.91 Adjustments, net of tax: Loss on early extinguishment of debt — 0.01 — 0.04 Foreign currency transaction losses 0.01 0.01 0.01 0.01 Adjusted EPS $ 0.69 $ 0.45 $ 1.03 $ 0.96 Weighted average diluted shares of common stock outstanding 249,636 249,057 249,603 249,025 Source: PPC. Source: PPC 23

Appendix: Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended June 30, 2019 July 1, 2018 June 30, 2019 July 1, 2018 (In thousands) Sources of net sales by country of origin: US $ 1,916,954 $ 1,899,435 $ 3,800,544 $ 3,740,540 Europe 535,902 563,102 1,050,865 1,107,402 Mexico 390,229 374,176 716,351 735,449 Total net sales $ 2,843,085 $ 2,836,713 $ 5,567,760 $ 5,583,391 Sources of cost of sales by country of origin: US $ 1,670,384 $ 1,745,511 $ 3,383,803 $ 3,404,245 Europe 492,386 513,991 977,764 1,015,559 Mexico 312,475 302,973 619,438 601,708 Intersegment transactions, net (24) 16 (48) (8) Total cost of sales $ 2,475,221 $ 2,562,491 $ 4,980,957 $ 5,021,504 Sources of gross profit by country of origin: US $ 246,570 $ 153,924 $ 416,741 $ 336,295 Europe 43,516 49,111 73,101 91,843 Mexico 77,754 71,203 96,913 133,741 Intersegment transactions, net 24 (16) 48 8 Total gross profit $ 367,864 $ 274,222 $ 586,803 $ 561,887 Sources of operating income by country of origin: US $ 186,960 $ 99,469 $ 301,800 $ 226,755 Europe 24,194 23,662 36,908 45,075 Mexico 68,372 61,997 77,836 114,867 Intersegment transactions, net 24 (16) 48 8 Total operating income $ 279,550 $ 185,112 $ 416,592 $ 386,705 Source: PPC. Source: PPC 24